UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2010

CORNERWORLD CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-128614	98-0441869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12404 Park Central Drive, Suite 400

Dallas, Texas 75251

(Address of principal executive offices) (zip code)

(214) 224-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2010, Mr. Peter A. Lazor, a member of the Board of Directors of CornerWorld Corporation, tendered his resignation from the Board of Directors effective September 20, 2010. Mr. Lazor did not sit on any Board committees at the time of his resignation nor did he cite any reason for his departure.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CornerWorld Corporation

Dated: September 14, 2010	By:	/s/ V. Chase McCrea III V. Chase McCrea III Chief Financial Officer